ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORPORATION July 14, 2016 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2016 Proxy Statement and the 2015 Annual Report are available at https://astproxyportal.com/ast/12958/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND “FOR” ITEMS 2 AND 3 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1 Item 1. Election of Directors NOMINEES: □ FOR ALL NOMINEES □ WITHHOLD AUTHORITY FOR ALL NOMINEES □ FOR ALL EXCEPT (See instructions below) ○ Patrick D. Bienvenue ○ Paul J. Borden ○ Timothy M. Considine ○ Ian M. Cumming ○ Brian P. Friedman ○ Michael A. Lobatz ○ Joseph S. Steinberg Item 2. Approve executive compensation on an advisory basis. FOR □ AGAINST □ ABSTAIN □ Item 3. Ratify the selection of Pricewaterhouse- Coopers LLP as independent auditors of the Company for 2016. FOR □ AGAINST □ ABSTAIN □ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ● To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method . □ Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORPORATION July 14, 2016 PROXY VOTING INSTRUCTIONS INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON – You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2016 Proxy Statement and the 2015 Annual Report are available at https://astproxyportal.com/ast/12958/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND “FOR” ITEMS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1 Item 1. Election of Directors NOMINEES: □ FOR ALL NOMINEES □ WITHHOLD AUTHORITY FOR ALL NOMINEES □ FOR ALL EXCEPT (See instructions below) ○ Patrick D. Bienvenue ○ Paul J. Borden ○ Timothy M. Considine ○ Ian M. Cumming ○ Brian P. Friedman ○ Michael A. Lobatz ○ Joseph S. Steinberg Item 2. Approve executive compensation on an advisory basis. FOR □ AGAINST □ ABSTAIN □ Item 3. Ratify the selection of Pricewaterhouse- Coopers LLP as independent auditors of the Company for 2016. FOR □ AGAINST □ ABSTAIN □ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ● To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. □ Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

• Annual Meeting Location: Sheraton Carlsbad Resort 5480 Grand Pacific Drive Carlsbad, CA 92008 • Directions: You may obtain directions to the Annual Meeting by visiting the Sheraton Carlsbad Resort website http://www.sheratoncarlsbad.com/fs-map.aspx or by contacting the Sheraton Carlsbad Resort at (800) 444-3515. PROXY HOMEFED CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 14, 2016 AT 1:00 P.M. (PDT) The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Roland Kelly (the “Proxies”) and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Carlsbad Resort, 5480 Grand Pacific Drive, Carlsbad, CA 92008 on July 14, 2016 at 1:00 p.m. (PDT), and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein. Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2015 is hereby acknowledged. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEMS 2 AND 3 AND IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY BE PRESENTED AT THE MEETING OR ANY ADJOURNMENT OF THE MEETING. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)